Exhibit 4.32

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	XProbot Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

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2.3

If the Seller (on the one hand) or the Purchaser (on the other) fails to comply with any of its obligations under clause 2.2, the Purchaser (in the case of a default by the Seller) or the Seller (in the case of a default by the Purchaser) shall be entitled by written notice to the Purchaser or the Seller, as applicable, on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser or the Seller (as applicable) of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, a Party fails to comply with its obligations under clause 2.2, the Purchaser (if the defaulting party is the Seller) or the Seller (if the defaulting party is the Purchaser) shall have the right to notify the Seller or the Purchaser (as applicable) in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

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6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

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9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

XProbot Holdings Limited
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

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Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

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15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

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SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPROBOT HOLDINGS LIMITED	)	NAME:	HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME:	HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME:	HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	IDG Breyer Capital Fund L.P., an exempted limited partnership incorporated with limited liability under the Laws of the Cayman Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

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2.3

If the Seller (on the one hand) or the Purchaser (on the other) fails to comply with any of its obligations under clause 2.2, the Purchaser (in the case of a default by the Seller) or the Seller (in the case of a default by the Purchaser) shall be entitled by written notice to the Purchaser or the Seller, as applicable, on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser or the Seller (as applicable) of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, a Party fails to comply with its obligations under clause 2.2, the Purchaser (if the defaulting party is the Seller) or the Seller (if the defaulting party is the Purchaser) shall have the right to notify the Seller or the Purchaser (as applicable) in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

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6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

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9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

IDG Breyer Capital Fund L.P.

Address:	Room 622, Block A, COFCO Plaza, No.8 Jianguomennei Dajie, Dongcheng District, Beijing
Attention:	CUI Guangfu; XIONG Simiao
Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

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Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

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15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

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SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ Chi Sing Ho
for and on behalf of	)
IDG BREYER CAPITAL	)
FUND L.P.	)	NAME: Chi Sing Ho

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME: HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME: HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	PX (BVI) Investment I Limited Partnership, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

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2.3	If the Purchaser fails to comply with any of its obligations under clause 2.2, the Seller shall be entitled by written notice to the Purchaser on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, the Purchaser fails to comply with its obligations under clause 2.2, the Seller shall have the right to notify the Purchaser in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

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7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

4

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

PX (BVI) Investment I Limited Partnership

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong, China

Attention:	Yeqing Zheng

Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

5

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

6

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

7

SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ GU Brian Hongdi
for and on behalf of	)
PX (BVI) INVESTMENT I	)
LIMITED PARTNERSHIP	)	NAME:	GU Brian Hongdi

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME:	HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME:	HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	Quack Holding Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

2

2.3	If the Purchaser fails to comply with any of its obligations under clause 2.2, the Seller shall be entitled by written notice to the Purchaser on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, the Purchaser fails to comply with its obligations under clause 2.2, the Seller shall have the right to notify the Purchaser in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

3

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

4

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

Quack Holding Limited

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China

Attention:	GU Brian Hongdi

Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

5

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

6

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

7

SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ GU Brian Hongdi
for and on behalf of	)
QUACK HOLDING LIMITED	)	NAME: GU Brian Hongdi

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME: HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME: HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	XPD Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

2

2.3	If the Purchaser fails to comply with any of its obligations under clause 2.2, the Seller shall be entitled by written notice to the Purchaser on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, the Purchaser fails to comply with its obligations under clause 2.2, the Seller shall have the right to notify the Purchaser in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

3

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

4

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

XPD Holdings Limited

Address:	n/a

Attention:	Sara Dai

Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

5

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

6

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

7

SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ Sara Dai
for and on behalf of	)
XPD HOLDINGS LIMITED	)	NAME: Sara Dai

8

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME: HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME: HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	Hong Kong King Taian Molding Technology Co., Limited, a private company with limited liability under the Laws of Hong Kong (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

2

2.3	If the Purchaser fails to comply with any of its obligations under clause 2.2, the Seller shall be entitled by written notice to the Purchaser on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, the Purchaser fails to comply with its obligations under clause 2.2, the Seller shall have the right to notify the Purchaser in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

3

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

4

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

Hong Kong King Taian Molding Technology Co., Limited

Address:	2nd Floor, Building 10, Jintai Xinqiao Building, No. 15 Xinxing East Lane A, Xicheng District, Beijing (北京市西城区新兴东巷甲 15 号金泰鑫侨大厦 10 栋 2 层)

Attention:	Zhang Chi

Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

5

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

6

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

7

SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ WEN Yiyi
for and on behalf of	)
HONG KONG KING TAIAN	)
MOLDING TECHNOLOGY	)
CO., LIMITED	)	NAME: WEN Yiyi

8

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME: HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME: HE Xiaopeng

29 September 2023

AGREEMENT

FOR THE SALE AND PURCHASE OF

SHARES IN

DOGOTIX INC.

AGREEMENT dated 29 September 2023

PARTIES:

1.	Like Minded Enterprise Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Seller);

2.	XPeng Dogotix Holdings Limited, a business company incorporated with limited liability under the Laws of the British Virgin Islands (the Purchaser); and

3.	Dogotix Inc., an exempted company incorporated with limited liability under the Laws of the Cayman Islands (the Company),

(each a Party in this Agreement and together, the Parties).

Words and expressions used in this Agreement shall be interpreted in accordance with Schedule 5 (Definitions and Interpretation).

IT IS AGREED:

PREAMBLE

(A) As of the date of this Agreement, the issued share capital of the Company comprises Ordinary Shares, Series Angel Preferred Shares and Series A Preferred Shares.

(B) The Parties (among others) entered into an Amended and Restated Shareholders Agreement of the Company on 12 July 2022 (the Shareholders Agreement).

(C) The Seller intends to sell, and the Purchaser intends to purchase from the Seller, the Sale Shares on the terms of this Agreement.

1.	Sale and Purchase

1.1

The Seller shall sell, and the Purchaser shall purchase from the Seller, such number of Sale Shares at such purchase price (Purchase Price) as set forth opposite the Seller’s name in the table in Part A of Schedule 1 (Sale Shares and Purchase Price), free from Third Party Rights with effect from Closing and with all rights attaching to them including the right to receive all distributions and dividends declared, paid or made in respect of the Sale Shares on and after Closing.

1.2	The sale and purchase of the Sale Shares shall be on the terms set out in this Agreement.

2.	Closing

2.1	Closing shall take place on 9 October 2023 (or such other date as the Parties may agree) remotely through the exchange of documents.

2.2

At Closing, each Party shall deliver or perform (or ensure that there is delivered or performed) all those documents, items and actions respectively listed in relation to that Party in Schedule 2 (Closing Arrangements).

2.3	If the Purchaser fails to comply with any of its obligations under clause 2.2, the Seller shall be entitled by written notice to the Purchaser on the date Closing would otherwise have taken place, to:

(a)	require Closing to take place so far as practicable having regard to the defaults that have occurred; or

(b)	notify the Purchaser of a new Business Day for Closing, in which case the provisions of this clause shall apply to such Closing as so deferred.

2.4

If, in accordance with clause 2.3, Closing is deferred to another Business Day, and at the deferred Closing, the Purchaser fails to comply with its obligations under clause 2.2, the Seller shall have the right to notify the Purchaser in writing that it wishes to terminate this Agreement which termination (other than the Surviving Provisions) shall take effect from the date specified in that notice.

3.	Post-Closing Obligation

The Seller shall deliver the original share certificate(s) in respect of the Sale Shares to the Company at the Company Address within ten (10) Business Days after the Closing Date.

4.	Termination of the Shareholders Agreement

4.1	Each Party hereby agrees to terminate the Shareholders Agreement pursuant to clause 7.18 of the Shareholders Agreement with effect from Closing.

5.	Seller Warranties

5.1

The Seller warrants to the Purchaser as at the date of this Agreement in the terms of the Seller Warranties. The Seller Warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in the Seller Warranties to the date of this Agreement were references to the date of Closing.

5.2	Each Seller Warranty shall be separate and independent and (except as expressly otherwise provided) no Seller Warranty shall be limited by reference to any other Seller Warranty.

5.3

The aggregate amount of the liability of the Seller for all claims by the Purchaser for breach of clause 5.1 shall not exceed the aggregate subscription price the Seller paid to the Company to acquire its Sale Shares under the relevant share subscription agreement or note purchase agreement, as applicable, with the Company.

6.	Purchaser Warranties

The Purchaser warrants to the Seller as at the date of this Agreement in the terms of the warranties set out in Schedule 4 (Purchaser Warranties), which warranties shall be deemed to be repeated immediately before Closing by reference to the facts and circumstances then existing as if references in such warranties to the date of this Agreement were references to the date of Closing.

7.	Payments

7.1

Any payment to be made pursuant to this Agreement by the Purchaser shall be made to the Seller’s bank account as set forth opposite the Seller’s name in the table in Part B of Schedule 1 (Sale Shares and Purchase Price).

7.2	Any payment to be made pursuant to this Agreement by the Seller shall be made to the Purchaser’s Bank Account.

7.3

Payments under clause 7.1 and 7.2 shall be in immediately available funds by electronic transfer on the due date for payment. Receipt of the amount due shall be an effective discharge of the relevant payment obligation.

7.4	The Seller undertakes (at its sole cost) that, if it is required to make a filing in respect of this Agreement under Public Notice 7, it shall:

(a)

report the sale and purchase of the Sale Shares pursuant to this Agreement to the relevant Taxation Authorities in the PRC in the form prescribed by Public Notice 7 (together with any supporting documents and information) no later than thirty (30) days after the date of this Agreement, and provide such evidence of filing as may reasonably be required by the Purchaser; and

(b)

pay to the relevant Taxation Authorities in the PRC on a timely basis any Tax levied, assessed or imposed by the PRC or any state, province, Taxation Authority or sub-division therein (PRC Tax) due or assessed in respect of the income, profit or gain of the Seller in connection with the sale and purchase of the Sale Shares pursuant to this Agreement under Public Notice 7, and provide such evidence of payment as may reasonably be required by the Purchaser.

7.5	The Company shall (at the Seller’s cost) provide such reasonable assistance as may be reasonably requested by the Seller in connection with any filing to be made by the Seller under Public Notice 7.

8.	Costs

8.1	Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each be responsible for its own Costs and charges incurred in connection with the Proposed Transaction.

9.	Assignment

9.1

Except as provided in this clause 9 or unless the Seller and the Purchaser specifically agree in writing, no person shall assign, transfer, hold on trust or encumber all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in any of them. Any purported assignment in contravention of this clause 9 shall be void.

9.2

The Purchaser may assign (in whole or in part) its rights under this Agreement to, and such rights may be enforced by, any member of the Purchaser Group as if it were the Purchaser under this Agreement, provided that the Purchaser has given a prior written notice to the Seller.

10.	Further Assurances

10.1

Each Party shall from time to time and at all times hereafter, use its reasonable best efforts, to make, do or execute, or cause or procure to be made, done or executed, such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the Proposed Transaction.

11.	Notices

11.1

Any notice to be given by one Party to any other Party in connection with this Agreement shall be in writing in English and signed by or on behalf of the Party giving it. It shall be delivered by hand, email, registered post or courier.

11.2

A notice shall be effective upon receipt and shall be deemed to have been received: (i) at the time of delivery, if delivered by hand, registered post or courier or (ii) at the time of transmission if delivered by email. Where delivery occurs outside Working Hours, notice shall be deemed to have been received at the start of Working Hours on the next following Business Day.

11.3	The addresses and email addresses of the Parties for the purpose of clause 11.1 are:

Seller

Like Minded Enterprise Limited

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China

Attention:	XIAO Bin

Email:	[REDACTED]

Purchaser

Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China
Attention:	HE Xiaopeng
Email:	[REDACTED]

Company
Address:	No.8 Songgang Road, Changxing Street Cencun, Tianhe District, Guangzhou, Guangdong 510640, China (the Company Address)
Attention:	ZHOU Yuhui; ZHENG Yeqing
Email:	[REDACTED]

11.4	Each Party shall notify the other Parties in writing of a change to its details in clause 11.3 from time to time.

12.	Conflict with other Agreements

If there is any conflict between the terms of this Agreement and any other agreement, this Agreement shall prevail (as between the Parties and as between any members of the Seller Group and any members of the Purchaser Group) unless: (i) such other agreement expressly states that it overrides this Agreement in the relevant respect; and (ii) the Parties are either also parties to that other agreement or otherwise expressly agree in writing that such other agreement shall override this Agreement in that respect.

13.	Whole Agreement

13.1

This Agreement sets out the whole agreement between the Parties in respect of the sale and purchase of the Sale Shares and supersede any previous draft, agreement, arrangement or understanding, whether in writing or not, relating to the Proposed Transaction. It is agreed that:

(a)

no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking made by or on behalf of any other Party (or any of its Connected Persons) in relation to the Proposed Transaction that is not expressly set out in this Agreement;

(b)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and

(c)

except for any liability in respect of a breach of this Agreement, no Party shall owe any duty of care or have any liability in tort or otherwise to any other Party in relation to the Proposed Transaction.

13.2	Nothing in this clause 13 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

14.	Waivers, Rights and Remedies

14.1

Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement shall affect or operate as a waiver or variation of that right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

15.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

16.	Variations

No amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties.

17.	Invalidity

Each of the provisions of this Agreement is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable efforts to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

18.	Third Party Enforcement Rights

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of its terms.

19.	Governing Law and Arbitration

19.1	This Agreement shall be governed by, and interpreted in accordance with, Hong Kong laws.

19.2

Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the validity, interpretation, performance, breach or termination thereof, or any dispute regarding non-contractual obligations arising out of or relating to it, shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

19.3

The law of this arbitration clause shall be Hong Kong law. The seat of the arbitration shall be Hong Kong. The number of arbitrators shall be three. The arbitration proceedings shall be conducted in the English language.

19.4	Unless otherwise specified in the arbitral award, the expenses of the arbitration (including witness fees and reasonable legal expenses) shall be borne by the losing party.

SIGNATURE

This Agreement is signed by duly authorised representatives of the Parties:

SIGNED	)	SIGNATURE: /s/ XIAO Bin
for and on behalf of	)
LIKE MINDED	)
ENTERPRISE LIMITED	)	NAME: XIAO Bin

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
XPENG DOGOTIX	)
HOLDINGS LIMITED	)	NAME: HE Xiaopeng

SIGNED	)	SIGNATURE: /s/ HE Xiaopeng
for and on behalf of	)
DOGOTIX INC.	)	NAME: HE Xiaopeng